SCUDDER
                                                              INVESTMENTS(SM)
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Scudder Tax Free Money Fund

Scudder U.S. Treasury Money Fund

Scudder Cash Investment Trust

Scudder Money Market Series

Supplement to Prospectus
Dated October 1, 1999

The following replaces the first five paragraphs of the disclosure in the "Policies about transactions" section on page 30 of the Prospectus:

The funds are open for business whenever the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange for all funds except Scudder Money Market Series (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and at 5 p.m. Eastern time for Scudder Money Market Series. Except for Scudder Money Market Series, each fund also calculates its share price as of 12:00 noon on business days. Orders for Scudder Money Market Series received between 4 p.m. and 5 p.m. Eastern time may be rejected based on certain guidelines described in the Statement of Additional Information.

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

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Wire  investments for Scudder Money Market Series that arrive by 5 p.m.  Eastern time will receive that day's dividend. With all funds except for Scudder Money Market Series, wire transactions that arrive by 12:00 noon Eastern time will receive that day's dividend. All other investments will start to accrue dividends the next business day after your purchase is processed.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If you ask us to, we can sell shares in any fund except Scudder Money Market Series and wire you the proceeds on the same day, as long as we receive your request before 12:00 noon. However, you won't receive that day's dividend. For Scudder Money Market Series, redemption by wire is not available after 4 p.m. Eastern time, but redemptions by other available means may be made until 5 p.m. Eastern time.

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November 24, 1999